JPMORGAN CHASE BANK, N.A.
383 Madison Avenue, 24th Floor
New York, New York 10179

October 24, 2013

LETTER AGREEMENT

Standard Pacific Corp.
15360 Barranca Parkway
Irvine, CA  92618
Attn:        John P. Babel
 Jeff J. McCall

RE:
Amended and Restated Credit Agreement, dated as of October 19, 2012, among Standard Pacific Corp. (“Borrower”), the lenders party thereto (“Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (“Administrative Agent”), as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of September 26, 2013 (as so amended, and as the same may be further amended, modified and supplemented and in effect from time to time, the “Credit Agreement”)

Ladies and Gentlemen:

Reference is made to the Credit Agreement.  Capitalized terms used but not defined herein are used with the meanings assigned to such terms in the Credit Agreement.

Borrower has elected to increase the Commitments in accordance with Section 2.21 of the Credit Agreement, and in connection therewith, Administrative Agent, the Required Lenders and Borrower desire to modify the maximum Leverage Ratio requirements in Section 7.12 of the Credit Agreement as set forth in this letter agreement (this “Letter Agreement”). The parties hereto agree as follows:

A. Agreement.    Section 7.12 of the Credit Agreement is hereby amended and restated to read as follows:

7.12           Leverage Ratio.

As of any Test Date, commencing with September 30, 2012, the Leverage Ratio shall not be in excess of the ratio set forth opposite such date below:

Date	Leverage Ratio
December 31, 2012 thru December 31, 2013	2.50 to 1.00
March 31, 2014 thru December 31, 2014	2.25 to 1.00
March 31, 2015 and thereafter	2.00 to 1.00

B. Representations and Warranties. In order to induce Administrative Agent and the Required Lenders to enter into this Letter Agreement, Borrower hereby represents and warrants to Administrative Agent and the Lenders as follows:

1. As of the date hereof, no Default or Event of Default has occurred and is continuing under the Loan Documents; and

2. Borrower has the power and authority to enter into this Letter Agreement.  This Letter Agreement has been duly executed and delivered, and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally, or by equitable principles relating to enforceability.

C.           Conditions to Effectiveness.  It shall be a condition precedent to the effectiveness of this Letter Agreement that each of the following conditions are satisfied:

1. The parties hereto shall have executed and delivered counterparts of this Letter Agreement to the Administrative Agent; and

2. Guarantors shall have executed and delivered to Administrative Agent the Reaffirmation of Guaranty attached hereto as Exhibit A.

D.           Miscellaneous.

1. This Letter Agreement is a Loan Document.

2. The Credit Agreement and the Loan Documents are in all respects ratified and confirmed, and except as otherwise expressly provided herein, nothing contained in this Letter Agreement shall, or shall be construed to, modify, waive or otherwise affect any provision of the Credit Agreement or the Loan Documents or any right of the Administrative Agent and the Lenders arising thereunder.

3. This Letter Agreement may not be amended or any provision hereof waived or modified except by an instrument executed in writing by Administrative Agent and the Required Lenders and accepted in writing by the Borrower.  This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  This Letter Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one and the same agreement.  Delivery of an executed signature page of this Letter Agreement by facsimile transmission or electronic transmission (e.g. “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be duly executed and delivered as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Class A Lender

By:	/s/ MOHAMMAD HASAN
Name: Mohammad Hasan
Title: Vice President

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Signature page to Letter Agreement

CITICORP NORTH AMERICA, INC., as a Class A Lender

By:	/s/ JOHN C. ROWLAND
Name: John C. Rowland
Title: Vice President

Signature page to Letter Agreement

BANK OF AMERICA, N.A., as a Class A Lender

By:	/s/ ANN E. KENZIE
Name: Ann E. Kenzie
Title: Vice President

Signature page to Letter Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ BILL O'DALY
Name: Bill O'Daly
Title: Authorized Signatory

By:	/s/ VIPUL DHADDA
Name: Vipul Dhadda
Title: Authorized Signatory

Signature page to Letter Agreement

ACKNOWLEDGED AND AGREED TO BY BORROWER
AS OF THIS 24th DAY OF OCTOBER, 2013

STANDARD PACIFIC CORP., as Borrower

By:	/s/ JEFF J. MCCALL
Name: Jeff J. McCall
Title: Chief Financial Officer

By:	/s/ DAVID VAZQUEZ
Name: David Vazquez
Title: Vice President - Treasury

Signature page to Letter Agreement

EXHIBIT A

REAFFIRMATION OF GUARANTY

As consideration for the agreements and covenants contained in the within Letter Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned (“Guarantor”), as a guarantor under that certain Amended and Restated Guaranty, dated as of October 19, 2012, as reaffirmed by that certain Reaffirmation of Amended and Restated Guaranty dated as of September 26, 2013 (as reaffirmed, the “Guaranty”), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows: (a) consents to the terms of the Letter Agreement, (b) ratifies, confirms, and acknowledges its obligations under the Guaranty which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guaranty, and (c) agrees that the Guaranty remains in full force and effect, undiminished by the Letter Agreement.

This Reaffirmation of Guarantor Documents may be executed in one or more counterparts, each of which shall, for all purposes, be deemed an original and all such counterparts, taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each Guarantor has caused this Reaffirmation of Guaranty to be duly executed and delivered as of this October 24, 2013.

GUARANTORS:

STANDARD PACIFIC OF COLORADO, INC.;
HSP ARIZONA, INC.;
HWB INVESTMENTS, INC.;
STANDARD PACIFIC OF ARIZONA, INC.;
STANDARD PACIFIC OF FLORIDA GP, INC.;
STANDARD PACIFIC OF LAS VEGAS, INC.;
STANDARD PACIFIC OF ORANGE COUNTY, INC.;
STANDARD PACIFIC OF SOUTH FLORIDA GP, INC.;
STANDARD PACIFIC OF TAMPA GP, INC.;
STANDARD PACIFIC OF TEXAS, INC.;
STANDARD PACIFIC OF WALNUT HILLS, INC.;
STANDARD PACIFIC INVESTMENT CORP.;
STANDARD PACIFIC 1, INC.;
WESTFIELD HOMES USA, INC.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

HILLTOP RESIDENTIAL, LTD
By:           Residential Acquisition GP, LLC
By:           Standard Pacific of South Florida
By:           Standard Pacific of South Florida GP, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

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Signature page to Reaffirmation of Guaranty

SP TALEGA, LLC
By:           Standard Pacific of Orange County, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

STANDARD PACIFIC OF THE CAROLINAS, LLC
By:           Westfield Homes USA, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

STANDARD PACIFIC OF FLORIDA;
STANDARD PACIFIC OF SOUTH FLORIDA
By:           Standard Pacific of Florida GP, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

STANDARD PACIFIC OF TAMPA
By:           Standard Pacific of Tampa GP, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

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Signature page to Reaffirmation of Guaranty

TERRA/WINDING CREEK, LLC
By:           Standard Pacific of Texas, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

BARRINGTON ESTATES, LLC;
CAMARILLO VILLAGE PARK, LLC;
HARBOR HIGHLANDS GROUP, LLC;
LAGOON VALLEY RESIDENTIAL, LLC;
MENIFEE DEVELOPMENT, LLC;
LB/L-DUC III ANTIOCH 330, LLC;
STANDARD PACIFIC OF TONNER HILLS, LLC
By:           Standard Pacific Corp.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Executive Vice President and Chief Financial Officer

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Signature page to Reaffirmation of Guaranty